The Mosaic Company
The Mosaic Company
Analyst Day 2007
Tom Philbin
Vice President Marketing
Specialty & Industrial Products
Analyst Day 2007
Tom Philbin
Vice President Marketing
Specialty & Industrial Products
Exhibit 99.4

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.

Specialty Products - Overview
Specialty Products - Overview
Typical Annual
Products: Metric Tonnes (approx.)
•
Animal Feed Ingredients 1,000,000
•
Industrial Potash 1,000,000
•
K-Mag 800,000
•
MicroEssentials 350,000
•
Fluorosilicic acid (FSA) 135,000 (solution)
•
Industrial Urea 55,000
•
Excellent long-term customer relations and commitment to these markets
Typical Annual
Products: Metric Tonnes (approx.)
•
Animal Feed Ingredients 1,000,000
•
Industrial Potash 1,000,000
•
K-Mag 800,000
•
MicroEssentials 350,000
•
Fluorosilicic acid (FSA) 135,000 (solution)
•
Industrial Urea 55,000
•
Excellent long-term customer relations and commitment to these markets
Specialty products provide steady, base load tonnage

I’m very pleased to be able to present our specialty product businesses to you this morning. I’m not sure how many of you know how large this non-commodity segment is, but we sell approximately 3.0 million metric tonnes of specialties.
We have 6 unique businesses that provide consistent returns and provide a very steady base load tonnage for Mosaic.
The businesses you are likely most familiar with are animal feed and industrial potash. To a lesser degree, you may be familiar with our K-Mag and MicroEssentials products.  And, finally, two lesser known but profitable products, are in the fluoride business and industrial urea.

Animal Feed Ingredients
Animal Feed Ingredients
Saskferco Microgran
Urea
45,000 Urea
Carlsbad, Belle
Plaine, Colonsay
Dynamate,
Dyna-K
135,000 Potash
New Wales,
Riverview
Biofos,
Dynafos,
Multifos
860,000 Phosphates
Plants Product
Brands
Typical annual
Volume (mt)
Sales (‘000)
1.0 million metric ton feed business

In the animal feed market, we are one of the leading suppliers for all three nutrients into the industry.  We sell approximately 1.0 million tonnes into the global market.
The primary products are di-calcium and de-fluorinated phosphates out of our Florida phosphate facilities. There are 3 distinct products under long-existing branded names.
We also sell 2 forms of potash out of our Carlsbad and Canadian plants.  Here, too, we have very recognized brand names in the industry.
The final feed ingredient comes from Belle Plaine where we supply a small size urea for the feed trade.
Sizing, quality and reliability are core components of the feed requirements.

Livestock Production Locations Livestock Production Locations Poultry Swine-Dairy Swine-Poultry-Dairy Dairy Cattle Key Customers: -Tyson - Smithfield - Pilgrims - ADM 5

To give you a feel for where we sell our products, this slide lists the main areas of animal production in the United States.
The core market for our phosphate production is the Southeast area which contains the major poultry producers.  We have a key logistical advantage to serve this core market.
Our potash is widely used in the dairy cattle markets, as well as the other market sectors.

Animal Feed Ingredients
Animal Feed Ingredients
•
Diversification through export sales – Asia and
Latin America (25% - 30% of total volume)
•
Brazil – local production
•
Branded products and long-term reputation in
market
•
Safe Feed / Safe Food Initiatives
•
Diversification through export sales – Asia and
Latin America (25% - 30% of total volume)
•
Brazil – local production
•
Branded products and long-term reputation in
market
•
Safe Feed / Safe Food Initiatives
$280 – $300 million business with
significant margin return

Overall, the feed business is approximately a $300 million dollar business for Mosaic with steady annual margin returns to the company.
The domestic market is the major outlet for our products, but we work with key distributors and integrators in both the Latin
America and Asian markets. Our largest export market is Thailand where we supply local distributors who need quality phosphates for poultry production and, in turn, exports to many European countries.  We also have a presence in Brazil where we produce feed products locally.
We believe the key to success in the feed market is providing a consistent and reliable supply of products to key long-term customers.

6%
6%
6%
7%
21%
54%
Potassium Hydroxide
SOP Feedstock
Oil Field Drilling
Water Treatment
Aluminum Flux
General Chemical
Distribution
Industrial Potash
Industrial Potash
Potassium Hydroxide:
- Glass Manufacturing
- Batteries
- Soaps / Dyes
- Specialty Fertilizers
- Ag Chemicals
- Over 100 Different Uses!

Our 2nd largest specialty business is our industrial potash segment.
Here we supply a diverse group of long-term customers for a wide variety of end uses.
By far, the largest end use is the potassium hydroxide market where there are over 100 different uses of the product.  Key uses include glass manufacturing, batteries, soaps, dyes and specialty fertilizers.
Other direct end uses for our potash consist of sales to the oil field industry, the aluminum flux industry, ice melt and general chemical distributors.

Industrial Potash
Industrial Potash
Crystallization – Standard /
Soluble Product (45%)
Compaction – Industrial
Granular Product  (55%)
Quality and Reliability Assurances
Approximately 25% of Mosaic North American MOP Sales

To give you a feel for the products themselves, we have very specialized grades for the different markets.
The soluble product would be used for segments such as oil drilling and aluminum flux.  The compacted product is used specifically for the potassium hydroxide market.
Overall, the industrial potash segment represents approximately 25% of our total North American sales and is a key long-
term business for Mosaic.

K-Mag
®
K-Mag
®
•
Core business of approx 800,000 tonnes year
•
Carlsbad production since 1940
•
Specialty product marketing managers in place for
future growth opportunities
•
Diversification from straight potash products
•
Newly certified organic product
•
Core business of approx 800,000 tonnes year
•
Carlsbad production since 1940
•
Specialty product marketing managers in place for
future growth opportunities
•
Diversification from straight potash products
•
Newly certified organic product
Significant international growth opportunities !

Moving to our specialty fertilizer businesses, our first and largest product line, is K-Mag®.  This is a sulphate of potash fertilizer with magnesium.  This product meets a specific market need for low chloride potash and magnesium.  Key markets are the fruit and vegetable markets, as well as cotton and tobacco.  Florida, being a key citrus market, is our largest sales area.
There is only one ore body in the world of this product and that is in Carlsbad, New Mexico. Mosaic has been producing product there since the mid-1940’s.
We continue to work actively on market development activities to further accelerate sales and have some additional granulation capacity at Carlsbad.  We believe there are excellent growth opportunities in the key Latin American and
Asian markets.

Marketing Materials Marketing Materials 10

This slide show some of the ways we go to market with our message. We work hand in hand with our key retail customers to provide personalized information to their growers for market growth.

MicroEssentials™
MicroEssentials™
•
Patented products – MES15, MESZ and MES10
•
Specialty MAP products meet unique customer needs
– higher yields with increasing sulphur requirements
•
Patented products – MES15, MESZ and MES10
•
Specialty MAP products meet unique customer needs
– higher yields with increasing sulphur requirements
MES15
maintains
a 5% yield
advantage
Canola (50 field trials in
Canada and North Dakota)

MicroEssentials is our 2nd specialty fertilizer product line.  Here, we are meeting a key customer requirement for additional sulphur in specific cropping regions.
We currently have 3 patented products for a variety of different crops.
Here in Western Canada, for example, we are in the heart of the canola market. This slide shows the yield benefits of MES15 over traditional phosphate and sulphur sources. MES15, in over 50 different trials, has provided at least a 5% yield advantage.

MicroEssentials™
MicroEssentials™
Diversification from commodity fertilizers
Beneficial margin structure
Worldwide growth opportunities
Diversification from commodity fertilizers
Beneficial margin structure
Worldwide growth opportunities
350,000 tonnes per year and
significant growth potential

Overall, this is a product that has great growth potential.  Our customers are asking for this product and through some recent plant modifications we are now able to provide this product on a consistent basis from Florida.
MicroEssentials also provides diversification from straight commodity products and we will be aggressively working in some key international geographies on growth opportunities.

Fluorosilicic Acid
Fluorosilicic Acid
Mosaic is the largest producer in North America
• Approx 135,000st of solution (31,000 100% tons)
2 key uses:
• Water Fluoridation – key US municipalities
• Solar Panels and Silicon Chips
Steady growth and highly profitable to the
phosphate business unit
Mosaic is the largest producer in North America
• Approx 135,000st of solution (31,000 100% tons)
2 key uses:
• Water Fluoridation – key US municipalities
• Solar Panels and Silicon Chips
Steady growth and highly profitable to the
phosphate business unit
$15 Million Business

FSA is a little known, but steady, profitable business for Mosaic.
The main usage is for water fluoridation and Mosaic is by far the largest supplier to the major municipalities in the United
States.  Growth opportunities exist through new municipalities installing fluoride capacity, as well as international growth.
In addition, there is a significant and growing end use in the silicon chip and solar panel market and Mosaic sells a portion of tons to that segment, as well.

Industrial Urea
Industrial Urea
Key distribution
business with
NoxOut
additive
Growth will
take place
with tighter
environmental
controls
Approximately
55,000
tonnes per year
– melting urea
Niche Market
Position

Our final business is industrial urea where we melt urea through toll manufactures, add an additive, and sell a finished product to utilities for emissions reductions.
We continue to watch government regulations of coal fired plants and look for geographic opportunities to meet the unique need for this product. Currently, this product is only required during the summer ozone season, but in 2009 utilities will be required to control nitrogen oxide emissions on a year round basis.
We sell approximately 55,000 tonnes of dry urea equivalent into this market.

• Meet specialized customer needs
• Pursue growth opportunities in key markets
• Provide steady, annual returns to the company
• Meet specialized customer needs
• Pursue growth opportunities in key markets
• Provide steady, annual returns to the company
Mosaic Specialty Products:
Clear Focus on Desired Results
Mosaic Specialty Products:
Clear Focus on Desired Results

Overall, I think we have a great specialty product business that fits unique customers needs and requirements.
We will continue to pursue growth opportunities in the export markets, particularly for our specialty fertilizers.
I hope that if there is a chance to speak to this group again in the future, I can outline some of our achievements.
Our number one objective for the 07/08 year is a clear focus on meeting desired results.